UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 21, 2006

Electronic Data Systems Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)
01-11779	75-2548221
(Commission File Number)	(IRS Employer Identification No.

5400 Legacy Drive, Plano, Texas	75024
(Address of Principal Executive Offices)	(Zip Code)

(972) 604-6000
Registrant's telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      o   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      o   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      o   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      o   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers

On August 21, 2006, the Board of Directors of Electronic Data Systems Corporation ("EDS") appointed Ronald P. Vargo as Executive Vice President and Chief Financial Officer of EDS. Mr. Vargo will continue to serve as Treasurer of EDS on an interim basis.  Mr. Vargo has served as interim Co-Chief Financial Officer of EDS, together with Thomas A. Haubenstricker, Vice President, Finance Administration, since March 2006.

In connection with this appointment, the Compensation and Benefits Committee of the EDS Board of Directors has approved an award to Mr. Vargo in the form of time-based vesting EDS restricted stock units ("RSUs") with a value of $1,000,000 on the date of grant. The RSUs will be granted on September 1, 2006, pursuant to the 2003 Incentive Plan of Electronic Data Systems Corporation and will vest ratably over four years on the anniversary of the grant date, commencing September 1, 2007.  Mr. Vargo will be entitled to receive dividend equivalents on the unvested RSUs.  The foregoing description of the RSUs to be awarded to Mr. Vargo does not purport to be complete. For an understanding of the terms and provisions of such award, reference is made to the form of Restricted Stock Unit Award Agreement attached as Exhibit 10.1 to this Form 8-K.

Reference is also made to the Form 8-K dated February 19, 2006 filed in connection with Mr. Vargo's appointment as interim co-Chief Financial Officer for a description of certain other agreements between him and EDS and for biographical information.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(c)           The following exhibit is furnished as part of this Current Report on Form 8-K:

                Exhibit 10.1       Form of Restricted Stock Unit Award Agreement between Electronic Data Systems Corporation and Ronald P. Vargo.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                   ELECTRONIC DATA SYSTEMS CORPORATION

August 22, 2006                                                                                                      By:    /S/ STORROW M. GORDON

                                                                                                                                             Storrow M. Gordon

                                                                                                                                             Executive Vice President and Secretary

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